                                6,448,018 SHARES

                               STAGE STORES, INC.

                         COMMON STOCK ($.01 PAR VALUE)


                             UNDERWRITING AGREEMENT



                                                            September ____, 1997

CREDIT SUISSE FIRST BOSTON CORPORATION
BEAR, STEARNS & CO. INC.
 As Representatives of the Several Underwriters,
  c/o Credit Suisse First Boston Corporation,
   Eleven Madison Avenue,
    New York, NY  10010-3629


Dear Sirs:

     1. Introductory. The stockholders listed in Schedule A hereto (collectively, the "Selling Stockholders") propose severally to sell an aggregate of 6,448,018 outstanding shares (the "Firm Securities") of the common stock, $.01 par value (the "Securities") of Stage Stores, Inc., a Delaware corporation (the "Company"), and the Company also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 650,000 additional shares (the "Optional Securities") of the Company's Securities as set forth below. The Firm Securities and the Optional Securities
are herein collectively called the "Offered Securities."   The Company and the
Selling Stockholders hereby agree with the several Underwriters named in Schedule B hereto (the "Underwriters") as follows:

     2. Representations and Warranties of the Company and the Selling Stockholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                      (i) A registration statement (No. 333-34415) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (the "Commission") and either (A) has been declared effective under the Securities Act of 1933 (the "Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement." The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                      (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this
                 Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, and on each Closing Date (as hereinafter defined) each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement and on each Closing Date, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in
                 Section 7(c) hereof.

                      (iii) Each of the Company and its subsidiaries, all of which are listed on Schedule C hereto (the "Subsidiaries"), have been duly incorporated, are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and have the corporate power and authority to carry on their respective businesses as described in the Prospectus and to own, lease and operate their respective properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of their respective business or their ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole, which jurisdictions are listed on Schedule C hereto.

                      (iv) The Company has an authorized capitalization as set forth in the Prospectus, and the Offered Securities and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and no further approval or authority of the stockholders or the Board of Directors of the Company is or will be required for the issuance and sale of the Optional Securities to be sold by the Company as contemplated by this Agreement and the Securities are not subject to any preemptive or similar right and conform in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding capital stock of each Subsidiary of the Company, including without limitation, Specialty Retailers, Inc., a Texas corporation ("SRI"), has been duly authorized and validly issued and is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free from liens, encumbrances and defects, except for liens described in the Prospectus and except for liens securing indebtedness under the Credit Agreement (as defined in the Prospectus).

                      (v) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any third party (whether acting in an individual, fiduciary or other capacity) granting such third party the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such third party or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act; and there are no legal or governmental proceedings, statutes, regulations, contracts or other documents that are required to be described in the Registration Statements or the Prospectus or required to be filed as exhibits to the Registration Statements that are not described or filed as required.

                      (vi) On the date each Registration Statement was first filed with the Commission, and at the Effective Time, the Company met the conditions for the use of Form S-3 under the Act and the Rules and Regulations.

                      (vii) The Company has not taken and will not take, directly or indirectly, any action designed to or that could cause or result in stabilization or manipulation of the price of the Offered Securities to facilitate the sale or resale of the Offered Securities and the Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Offered Securities other than any preliminary prospectus filed with the Commission or the Prospectus or other materials, if any, permitted by the Act or the Rules and Regulations.

                      (viii) The Securities are listed on the Nasdaq National Market.

                      (ix) Neither the Company nor any of its Subsidiaries is (i) in violation of its respective charter or by-laws or
                 (ii) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them or their respective property is bound or (iii) in violation of any applicable law, ordinance, administrative or governmental rule or regulation, or any order, decree or judgment of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries, which defaults and violations in clause (ii) or (iii) would, singly or in the aggregate, have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its Subsidiaries taken as a whole.

                      (x) The execution and delivery by the Company of, and performance by the Company of its obligations under, this Agreement and the issuance and sale of the Offered Securities will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body, except as may be required by the rules and regulations of the National Association of Securities Dealers, Inc. or the securities or blue sky laws of the various states in connection with the sale of the Offered Securities.

                      (xi) The execution and delivery by the Company of, and performance by the Company of its obligations under, this Agreement and the issuance and sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties, assets or operations, or any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the properties of the Company or any Subsidiary is subject, or the charter or by-laws of the Company or any Subsidiary, except for such breaches and violations as would not, singly or in the aggregate, have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole or on the consummation of the issuance and sale of the Offered Securities.

                      (xii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                      (xiii) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any of their respective property is the subject and no legal or governmental proceedings are pending which could have a material adverse effect on the consummation of the transactions contemplated by this Agreement and, to the best knowledge of the Company, no such proceedings are threatened or contemplated.

                      (xiv) Neither the Company nor any of its Subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the rules and regulations promulgated thereunder, nor incurred any liability under Section 412 of the Internal Revenue Code of 1986, as amended, or Title IV of ERISA, which in each case would result in any material adverse change in the business, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

                      (xv) The Company and its Subsidiaries have such material permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate their respective properties and to conduct their business; the Company and its Subsidiaries have fulfilled and performed all of their material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company and its Subsidiaries.

                      (xvi) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operative expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

                      (xvii) Except as otherwise set forth in the Prospectus or such as are not material to the business, prospects, financial condition or results of operation of the Company and its Subsidiaries, taken as a whole, the Company and each of its Subsidiaries have good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Prospectus as being owned by it. All leases to which the Company or any of its Subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which would result in any material adverse change in the business, properties, financial condition or results of operations of the Company and its Subsidiaries taken as a whole, and the Company and its Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or any of it Subsidiaries.

                      (xviii)     The Company and each of its Subsidiaries
                 maintains reasonably adequate and customary insurance for the industry in which it operates.

                      (xix) The Company and each of its Subsidiaries (a) own or have obtained valid and enforceable licenses for the U.S. and foreign patents, patent applications, inventions, technology, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, computer software, trade secrets and proprietary or other intellectual property rights owned or used by or licensed to it or necessary for the conduct of its business (collectively, the "Intellectual Property"), and (b) have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property, or questioning the use or validity of any Intellectual Property, in the case of (a) and (b) that, if determined adversely to the Company or any of its Subsidiaries would, singly or in the aggregate, have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

                      (xx) The consolidated financial statements of the Company, together with related schedules and notes forming part of the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and cash flows of the Company and its Subsidiaries on the basis stated in the Prospectus at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein, and the other financial and statistical information and data set forth in the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. The unaudited pro forma combined income statements and other pro forma financial information (including the notes thereto) included in the Prospectus (A) present fairly in all material respects the information shown therein, and (B) have been prepared in accordance with the applicable requirements of Regulation S-X promulgated under the Exchange Act. The assumptions used in the preparation of the pro forma combined income statements and other pro forma financial information included in the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein and reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                      (xxi) To the knowledge of the Company, the consolidated financial statements of C.R. Anthony Company, the separate corporate existence of which ceased on June 26, 1997 upon acquisition by the Company ("C.R. Anthony"), together with related notes, incorporated by reference in the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and cash flows of C.R. Anthony and its subsidiaries on the basis stated in the Prospectus at the respective dates or for the respective periods to which they apply; to the knowledge of the Company, such statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein.

                      (xxii) To the knowledge of the Company, the information set forth in the Prospectus with respect to C.R. Anthony does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (xxiii)     Since the dates as of which information is
                 given in each Registration Statement and the Prospectus, (i) neither the Company nor any of its Subsidiaries has incurred any material liability or obligation (indirect, direct or contingent) or entered into any material verbal or written agreement or other transaction that is not in the ordinary course of business or that is reasonably likely to result in a material reduction in the future earnings of Stage and its respective subsidiaries; (ii) none of the Company or any of its Subsidiaries has sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity (whether or not covered by insurance); (iii) except as contemplated by the Prospectus, there has been no change in the indebtedness of the Company and no change in the capital stock of the Company and no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock; and (iv) there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the business, properties, financial condition or results of operations of the Company and its Subsidiaries taken as a whole.

                      (xxiv) Neither the Company nor its Subsidiaries is, and after giving effect to the issuance and sale of the Offered Securities, will not be, an open-end investment company, unit investment trust or face amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended or a closed-end investment company required to be registered thereunder.

                      (xxv) There is (i) no significant unfair labor practice complaint pending against the Company or any of its Subsidiaries or, to the knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or more significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its Subsidiaries or, to the knowledge of the Company, threatened against any of them, and (ii) no significant strike, labor dispute, slowdown or stoppage is pending against the Company or any of its Subsidiaries or, to the knowledge the Company, threatened against it or any of its subsidiaries except for such actions specified in clause (i) or (ii) above which, singly or in the aggregate, would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

                      (xxvi) The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                      (xxvii)     All material tax returns required to be filed
                 by the Company and each of its Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by, the Company or any of its Subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

                      (xxviii)    Except as disclosed in the Prospectus, there
                 are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the sale of the Offered Securities.

                      (xxix) The Company has obtained the written agreement of each director and executive officer of the Company listed on Schedule D hereto, that for a period of 90 days after the date of the public offering of the Offered Securities, such person will not offer, sell, contract to sell, grant any option for the sale of, establish a put equivalent position (as defined in Rule 1a-1(h) under the Exchange Act), pledge or otherwise dispose of, directly or indirectly, or request the filing with the Commission of a registration statement under the Act relating to, any shares of Securities or securities convertible into or exchangeable or exercisable for, or any rights to purchase or acquire, any shares of Securities, or publicly disclose the intention to make any such offer, sale, pledge, grant, establishment, disposal or filing request, without the prior written consent of Credit Suisse First Boston Corporation ("CSFBC").

                      (xxx) The Company and SRI are subject to Section 13 or 15(d) of the Exchange Act.

                      (xxxi) Price Waterhouse LLP are independent public accountants with respect to the Company as required by the Act and the Exchange Act. Deloitte & Touche LLP were independent public accountants with respect to C.R. Anthony as required by the Act and the Exchange Act.

                 (b) Each Selling Stockholder severally and not jointly represents and warrants to, and agrees with, the several Underwriters that:

                      (i) Such Selling Stockholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind; such Selling Stockholder has full right, power and authority to enter into this Agreement, the Custody Agreement (the "Custody Agreement") and the Irrevocable Power of Attorney (the "Power of Attorney") entered into by such Selling Stockholder in connection with the transactions contemplated hereby and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder such Selling Stockholder will pass valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder to the several Underwriters on such Closing Date.

                      (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this
                 Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and
                 (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, and on each Closing Date (as hereinafter defined) neither each Registration Statement nor the Prospectus includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement and on each Closing Date, neither the Initial Registration Statement nor the Prospectus will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by such Selling Stockholder specifically for use therein.

                      (iii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any third party that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement, the Custody Agreement and the Power of Attorney.

                      (iv) This Agreement, the Custody Agreement and the Power of Attorney have each been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and this Agreement, the Custody Agreement and the Power of Attorney each constitute the legal, valid and binding obligations of such Selling Stockholder enforceable against such Selling Stockholder in accordance with their respective terms (except as rights to indemnification and contribution may be limited by applicable federal or state law).

                      (v) No consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or court is required to be obtained or made by such Selling Stockholder for the consummation of the transactions contemplated by this Agreement, the Custody Agreement and the Power of Attorney in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws.

                      (vi) The execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney by such Selling Stockholder and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (A) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of its properties or operations, or any agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties or operations of such Selling Stockholder is subject, or (B) if applicable, the charter, by-laws or other organizational documents of such Selling Stockholder, except, in the case of clause (A), for such conflicts, breaches, violations or defaults which could not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the consummation of the transactions contemplated by this Agreement, the Custody Agreement or the Power of Attorney.

                      (vii) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in stabilization or manipulation of the price of the Offered Securities to facilitate the sale or resale of the Offered Securities, and such Selling Stockholder has not distributed and will not distribute any offering material in connection with the offering and sale of the Offered Securities other than any preliminary prospectus filed with the Commission or the Prospectus or other materials, if any, permitted by the Act or the Rules and Regulations.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, each Selling Stockholder agrees, severally and not jointly, to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from each Selling Stockholder,
at a purchase price of $[      ] per share, that number of Firm Securities
(rounded up or down, as determined by CSFBC in its discretion, in order to avoid fractions) obtained by multiplying the number of Firm Securities set forth opposite the name of such Selling Stockholder in Schedule A hereto by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

         Certificates in negotiable form for the Firm Securities have been placed in custody, for delivery under this Agreement, under Custody Agreements made with ChaseMellon Shareholder Services, L.L.C., as custodian (the "Custodian"). Each Selling Stockholder agrees that the shares represented by the certificates held in custody for the Selling Stockholders under such Custody Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Stockholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Firm Securities hereunder, certificates for the Firm Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

         The Custodian will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Custodian at the office of Dewey Ballantine, 1301 Avenue of the Americas, New York, New York
10019 at 10:00 A.M., New York time, on September [    ], 1997, or at such other
time not later than seven full business days thereafter as CSFBC and the Custodian determine, such time being herein referred to as the "First Closing Date". The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the office of Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, New York 1001-3629 at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. Such Optional Securities shall be purchased from the Company for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name in Schedule B bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC on behalf of the Underwriters to the Company.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to CSFBC for the accounts of the several Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Company, at the office of Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the office of Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, New York 10010-3629, at a reasonable time in advance of such Optional Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Company and the Selling Stockholders. The Company and each of the Selling Stockholders severally and not jointly agree with the several Underwriters that:

              (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

              (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

              (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

              (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

              (e) The Company will furnish to the Representatives copies of each Registration Statement (two of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The

         Company will pay the expenses of printing and distributing to the Underwriters all such documents.

              (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

              (g) During the period of five years hereafter so long as the Company is a reporting company under the Exchange Act, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

              (h) For a period of 90 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, grant any option for the sale of, establish a put equivalent position (as defined in Rule 1a-1(h) under the Exchange
         Act), pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any shares of Securities or securities convertible into or exchangeable or exercisable for, or any rights to purchase or acquire, any shares of Securities, or publicly disclose the intention to make any such offer, sale, pledge, grant, establishment, disposal or filing, without the prior written consent of CSFBC.

              (i) The Company will pay all expenses incident to the performance of the obligations of the Selling Stockholders and the obligations of the Company under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with the attending or hosting meetings with prospective purchasers of the Offered Securities, for any transfer taxes on the sale of the Offered Securities to the Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

              (j)    The Selling Stockholders will deliver to CSFBC, attention:
         Transactions Advisory Group on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

              (k) The Selling Stockholders will not, for a period of 90 days after the date of the initial public offering of the Offered Securities, offer, sell, contract to sell, grant any option for the sale of, establish a put equivalent position (as defined in Rule 1a-1(h) under the Exchange Act), pledge or otherwise dispose of, directly or indirectly, or request the filing with the Commission of a registration statement under the Act relating to, any shares of Securities or securities convertible into or exchangeable or exercisable for, or any rights to purchase or acquire, any shares of Securities, or publicly disclose the intention to make any such offer, sale, pledge, grant, establishment, disposal or filing, without the prior written consent of CSFBC.

         6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

              (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective
         Time), of Price Waterhouse LLP, confirming that they are independent public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                      (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                      (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

                      (iii)   on the basis of the review referred to in clause
                 (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                               (A)    the unaudited financial statements
                          included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                               (B)    the information set forth in the
                          Prospectus under the caption "Summary Consolidated Historical and Pro Forma Combined Financial and Operating Data" does not agree with the amounts set forth in the unaudited consolidated financial statements or the audited consolidated financial statements, as the case may be, from which it was derived or were not determined on a basis substantially consistent with that of the corresponding amounts in the unaudited statements or the audited statements included in the Registration Statements and the Prospectus;

                               (C)    at the date of the latest available
                          balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt or decrease in stockholders' equity of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or total assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                               (D)  for the period from the closing date
                          of the latest income statement included in the Registration Statements and the Prospectus to the closing date of the latest available income statement read by such accountants, and at a subsequent specified date not more than three business days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Registration Statements and the Prospectus, in consolidated net sales or net operating income, or in the total or per share amounts of consolidated income before income tax and extraordinary items or net income;

                 except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                      (iv) (A) they have read the pro forma financial statements and other pro forma financial information included in the Registration Statements (collectively, the "Pro Forma Information");

                               (A)     they have made inquiries of certain
                          officials of the Company who have responsibility for financial and accounting matters about the basis for the pro forma adjustments;

                               (B) they have proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the Pro Forma Information and whether the Pro Forma Information complies as to form in all material respects with the accounting requirements of the Securities Act and the related published Rules and Regulations; and

                               (C)     on the basis of such procedures, and
                          such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that the Pro Forma Information included in the Registration Statements does not comply as to form in all material respects with the accounting requirements of the Securities Act and the related published Rules and Regulations or has not been properly compiled and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

                      (v) they have compared specified dollar amounts (or percentages derived from such dollars amounts) and other financial information contained in the Registration Statements with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

              (b) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Deloitte & Touche LLP in form and substance satisfactory to the Representatives confirming that they were independent public accountants with respect to C.R. Anthony within the meaning of the Securities Act and the Rules and Regulations and to the effect that:

                      (i) in their opinion the consolidated financial statements of C.R. Anthony examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

                      (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

                      (iii)   on the basis of the review referred to in clause
                 (ii) above, a reading of the latest available interim financial statements of C.R. Anthony, inquiries of officials of C.R. Anthony who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                               (A) the unaudited financial statements of C.R. Anthony included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                               (B)       the information set forth in the
                          Prospectus under the caption "Summary Consolidated Historical and Pro Forma Combined Financial and Operating Data" does not agree with the amounts set forth in the unaudited consolidated financial statements or the audited consolidated financial statements, as the case may be, from which it was derived or were not determined on a basis substantially consistent with that of the corresponding amounts in the unaudited statements or the audited statements included in the Registration Statements and the Prospectus;

                               (C) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt or decrease in stockholders' equity of C.R. Anthony and its consolidated subsidiaries or, at the date of the latest balance sheet read by such accountants, there was any decrease in consolidated net current assets or total assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                               (D) for the period from the closing date of the latest income statement included in the Registration Statements and the Prospectus to the closing date of the latest available income statement read by such accountants, and at a subsequent specified date not more than three business days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Registration Statements and the Prospectus, in consolidated net sales, net operating income, or in the total or per share amounts of consolidated income before extraordinary items or net income;

                          except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                      (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

              (c) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and
         Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

              (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in United States or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of CSFBC, be likely to prejudice materially the success of the proposed public offering or the sale of and payment for the Offered Securities, whether in the primary market or in respect of dealings in the secondary market, or (ii) (A) any change, or any development or event involving a prospective change, in the business, properties, financial condition or results of operations of the Company or any of its Subsidiaries which, in the judgment of a majority in interest of the Underwriters, including the Representatives, makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (B) any downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (C) any suspension or limitation of trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market, or any setting of minimum prices for trading on such exchange or market, or any suspension of trading of any securities of the Company or any of its Subsidiaries on any exchange or in the over-the-counter market; (D) any banking moratorium declared by United States Federal or

         New York authorities or the taking of any action by any Federal, state or local government or agency in respect of its monetary or fiscal affairs which in the judgment of a majority in interest of the Underwriters, including the Representatives, has a material adverse effect on the financial markets in the United States; or (E) any outbreak or escalation of hostilities in which the United States is involved, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

              (e) The Representatives shall have received an opinion, dated such Closing Date, of Kirkland & Ellis, counsel for the Company, to the effect that:

                      (i) The Company and each of its Subsidiaries (other than SRI and Specialty Retailers, Inc. (NV)) listed on Schedule C hereto is a corporation existing and in good standing under the laws of the State of Delaware. Each of the Company and its Subsidiaries is qualified to do business and is in good standing in each jurisdiction listed opposite its name on Schedule C hereto;

                      (ii) Each of the Company and its Subsidiaries listed on Schedule C hereto has the corporate power to own and lease its properties and to conduct its business as described in the Prospectus;

                      (iii) This Agreement has been duly authorized, executed and delivered by the Company;

                      (iv) To such counsel's knowledge, neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws;

                      (v)         To such counsel's knowledge, no
                 authorization, approval, consent or order of, or filing with, any court or governmental body or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained or made under the Securities Act, state securities or Blue Sky laws or regulations or as may be required by the NASD with respect to the issuance and sale of the Offered Securities;

                      (vi) The execution and delivery by the Company of, and performance by the Company of its obligations under, this Agreement and the issuance and sale of the Offered Securities will not (i) violate the charter or bylaws of the Company or any of its Subsidiaries, (ii) breach or result in a default under an existing obligation of the Company under, or cause an acceleration of any obligation under or result in the imposition or creation of (or the obligation to create or impose) a lien with respect to, any agreement listed as an exhibit to (A) the Annual Report on Form 10-K of the Company for the fiscal year ended February 1, 1997 as filed with the Commission (provided that such counsel need express no opinion as to compliance with any financial test or cross-default provision in any such agreements) or (B) the Registration Statement on Form S-4 of the Company (file no. 333-27809) declared effective on May 27, 1997 by the Commission (provided that such counsel need express no opinion as to compliance with any financial test or cross-default provision in any such agreements) or (C) the Registration Statement on Form S-4 of
                 the Company (file no.  333-32695) declared effective on [   ],
                 1997 by the Commission (provided that such counsel need express no opinion as to compliance with any financial test or cross-default provision in any such agreements); (iii) to such counsel's knowledge, breach or otherwise violate any provision in any court or administrative order, writ, judgment or decree that names the Company or any of its Subsidiaries and is specifically directed to any of their property; or (iv) constitute a material violation by the Company or any of its Subsidiaries of any applicable provision of Federal, New York State or Delaware corporate law, statute or regulation (except that such counsel need express no opinion in this clause (iv) as to compliance of the Registration Statements or the Prospectus with any disclosure requirement or prohibition against fraud or misrepresentation and no opinion as to whether performance of the indemnification or contribution provisions in this Agreement would be enforceable);

                      (vii) To such counsel's knowledge, there is no action, suit, proceeding or investigation before or by any court or governmental agency or body, domestic or foreign, pending or threatened against, the Company or any of its Subsidiaries that (i) has caused such counsel to conclude that such action, suit, proceeding or investigation is required to be described in the Registration Statements or the Prospectus but is not so described or (ii) would be reasonably likely to adversely affect the consummation of any of the transactions contemplated by this Agreement, including without limitation the issuance and sale of the Offered Securities;

                      (viii) The Company is not, and after giving effect to the issuance and sale of the Offered Securities, will not be, an "investment company" as defined in the Investment Company Act of 1940;

                      (ix) The Offered Securities conform in all material respects to the description thereof contained in the Prospectus; and the descriptions in the Prospectus under the headings "Description of Capital Stock," and "Certain U.S. Federal Tax Considerations for Non-U.S. Holders of Common Stock" insofar as statements therein constitute a summary of legal matters, documents or proceedings referred to therein, fairly present and summarize such matters in all material respects;

                      (x) The Offered Securities and all of the issued shares of capital stock of the Company have been duly authorized and will be, when issued and paid for in accordance with this Agreement, validly issued, fully paid and nonassessable and no further approval or authority of the shareholders or the Board of Directors of the Company is or will be required for the issuance and sale of the Optional Securities to be sold by the Company as contemplated by this Agreement and the Securities are not subject to any preemptive or similar right and conform in all material respects to the description thereof contained in the Prospectus;

                      (xi) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any third party (whether acting in an individual, fiduciary or other capacity) granting such third party the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such third party or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act; and there are no legal or governmental proceedings, statutes, regulations, contracts or other documents that are required to be described in the Registration Statements or the Prospectus or required to be filed as exhibits to the Registration Statements that are not described or filed as required; and

                      (xii) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations.

                 Such counsel shall also include a statement to the effect that nothing has come to such counsel's attention to cause it to believe that (except for financial statements, the schedules included therein and other financial or statistical data and the text under the caption "Notice to Canadian Residents" in the Prospectus, as aforesaid) a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 In making the statement set forth in the immediately preceding paragraph, such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statements and the Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

                 The opinion of Kirkland & Ellis described in paragraph (e) above shall be rendered to you at the request of the Company and shall so state therein.

              (f) The Underwriters shall have received an opinion, dated such Closing Date, of Scott Woods, Esq., Senior Counsel of the Company, to the effect that:

                      (i) SRI and Specialty Retailers, Inc. (NV) are each corporations existing and in good standing under the laws of their respective jurisdictions of incorporation. SRI and Specialty Retailers, Inc. (NV) each have the corporate power to own and lease their respective properties and to conduct their respective businesses as described in the Prospectus; and

                      (ii) The execution and delivery by the Company of, and performance by the Company of its obligations under, this Agreement and the issuance and sale of the Offered Securities will not constitute a material violation by the Company or any of its Subsidiaries of any applicable provision of Texas law, statute or regulation.

         The opinion of Scott Woods, Esq. described in paragraph (f) above shall be rendered to you at the request of the Company and shall so state therein.

              (g) The Representatives shall have received an opinion, dated such Closing Date, of counsel for each of the Selling Stockholders, to the effect that:

                      (i) To the knowledge of such counsel, such Selling Stockholder had valid and unencumbered title to the Offered Securities delivered by such Selling Stockholder on such Closing Date and had full right, power and authority to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, assign, transfer and deliver the Offered Securities delivered by such Selling Stockholder on such Closing Date hereunder; and such Selling Stockholder has passed valid and unencumbered title to the several Underwriters to the Offered Securities purchased by them on such Closing Date, free and clear of any adverse claim (within the meaning of the Uniform Commercial Code) to the extent the Underwriters are without notice of any such adverse claim;

                      (ii) This Agreement has been duly authorized, executed and delivered on behalf of such Selling Stockholder;

                      (iii) The Custody Agreement and the Power of Attorney with respect to such Selling Stockholder have been duly authorized, executed and delivered by such Selling Stockholder and constitute valid and legally binding obligations of such Selling Stockholder enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                      (iv) To the knowledge of such counsel, no consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental agency or body or any court is required to be obtained or made by such Selling Stockholder for the consummation of the transactions contemplated by this Agreement, the Custody Agreement and the Power of Attorney in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws; and

                      (v) The execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney by such Selling Stockholder and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (A) to the knowledge of such counsel, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of its properties or operations, or any agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties or operations of such Selling Stockholder is subject, or (B) if applicable, the charter, by-laws or other organizational documents of such Selling Stockholder, except, in the case of clause (A), for such conflicts, breaches, violations or defaults which could not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the consummation of the transactions contemplated by this Agreement, the Custody Agreement or the Power of Attorney.

              (h) The Representatives shall have received from Dewey Ballantine, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

              (i) The Representatives shall have received a certificate, dated such Closing Date, of James Marcum, Executive Vice President and Chief Financial Officer of the Company and Mark Hess, Vice President, Financial Planning of the Company in which such officers shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) or Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any underwriter; and, since the date of the latest balance sheet included in the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company; since the date of the latest balance sheet included in the Prospectus, there has not been any change, or any development involving a prospective material adverse change, in the capital stock or long-term debt of the Company and its Subsidiaries from that set forth in the Prospectus; and the Company and its Subsidiaries have no liability or obligation, direct or contingent, which is material to the Company and its Subsidiaries, taken as a whole, other than those reflected in the Prospectus.

              (j) The Representatives shall have received a letter, dated such Closing Date, of each of Price Waterhouse LLP and Deloitte & Touche LLP which meets the requirements of subsections (a) and (b) of this Section, respectively, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

The Selling Stockholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

     7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus correcting such untrue statement or alleged untrue statement in or omission or alleged omission from such preliminary prospectus if the Company had previously furnished such quantity of copies thereof to such Underwriter as reasonably requested by or on behalf of such Underwriter.

          (b) Each Selling Stockholder will severally and not jointly indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, in each case only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished by such Selling Stockholder specifically for use therein; provided, however, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus correcting such untrue statement or alleged untrue statement in or omission or alleged omission from such preliminary prospectus if the Company had previously furnished such quantity of copies thereof to such Underwriter as reasonably requested by or on behalf of such Underwriter. Notwithstanding the foregoing, the aggregate liability of any Selling Stockholder pursuant to the provisions of this paragraph shall be limited to an amount equal to the aggregate sale price received by such Selling Stockholder from the sale of such Selling Stockholder's shares hereunder.

          (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legend concerning over-allotments and stabilization at the bottom of the inside front cover page, the information appearing in the fourth paragraph under the caption "Underwriting" with respect to concession and reallowance figures and the information appearing in the fifth paragraph under the caption "Underwriting."

          (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, except as provided in the next sentence, to the extent that it may wish jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party such indemnified party of its election so as to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, except as provided in the next sentence, other than reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party and an indemnifying party, and such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified person, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such indemnified parties, which firm shall be designated in writing by CSFBC, in the case of subsections (a) and (b) above, or by the Company or the Selling Stockholders, as the case may be, in the case of subsection (c) above, and that all such fees and expenses shall be reimbursed as they are incurred). An indemnifying party shall not be liable for any settlement of any such action effected without the written consent of such indemnifying party but if settled with the written consent of such indemnifying party, such indemnifying party agrees to indemnify and hold harmless any indemnified person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than ten business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

          (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or
(c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied in writing by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e),
(i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and
(ii) no Selling Stockholder shall be required to contribute any amount in excess of the amount by which the aggregate sale price received by such Selling Stockholder from the sale of the Offered Securities hereunder exceeds the amount of any damages or indemnification which such Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The Selling Stockholders' obligations in this subsection (e) to contribute are several and not joint.

          (f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

     8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Selling Stockholders or the Company, as the case may be, for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Selling Stockholders or the Company, as the case may be, for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities.
If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Stockholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (C),
(D) or (E) of Section 6(c)(ii), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered. Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to CSFBC at Eleven Madison Avenue, New York, NY 10010-3629,
Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 10201 Main Street, Houston, Texas 77025, Attention: Carl Tooker, or, if sent to the Selling Stockholders or any of them, will be mailed, delivered or telegraphed and confirmed to such Selling Stockholder at the address of the Attorneys-in-Fact as set forth in the Powers of Attorney, or in each case to such other address as the person to be notified may have requested in writing; provided, however, that any notice to any Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

     12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives
jointly or by CSFBC will be binding upon all the Underwriters.  [         ]
will act for the Selling Stockholders in connection with such transactions,
and any action under or in respect of this Agreement taken by [          ]
will be binding upon all the Selling Stockholders.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

If the foregoing is in accordance with the Representatives understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.

                                      Very truly yours,


                                      STAGE STORES, INC.




                                      By
                                         --------------------------------------
                                         Name:
                                         Title:


                                      SELLING STOCKHOLDERS:




                                      By
                                         --------------------------------------
                                         Name:
                                         Title: Attorney-in-Fact

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
BEAR, STEARNS & CO. INC.

Acting on behalf of themselves and as the Representatives of the several Underwriters.


By CREDIT SUISSE FIRST BOSTON CORPORATION



By
   --------------------------------------
   Name:
   Title:

                                   SCHEDULE A


                                                               Number of Firm
                    Selling Stockholder                     Securities to be Sold
                    --------------------                    ---------------------






                                                               --------------
         Total  . . . . . . . . . . . . . . . . . . . . . . .
                                                               ==============

                                   SCHEDULE B


                                                               Number of Firm
                                                              Securities to be
                      Underwriter                                 Purchased
                      -----------                         ------------------------
         Credit Suisse First Boston Corporation
         Bear Stearns & Co., Inc.






                                                               --------------
         Total  . . . . . . . . . . . . . . . . . . . . . . .
                                                               ==============

                                   SCHEDULE C

                                  SUBSIDIARIES


                                                                                                 Jurisdictions Where
                  Name                                Jurisdiction of Incorporation            Qualified To Do Business
                  ----                                -----------------------------            ------------------------
                  Stage Stores, Inc.                               Delaware                              None

                  Specialty Retailers, Inc.                        Texas                   Alabama             Minnesota
                                                                                           Arizona             Mississippi
                                                                                           Colorado            Missouri
                                                                                           Illinois            Nebraska
                                                                                           Indiana             Ohio
                                                                                           Iowa                Oklahoma
                                                                                           Kansas              South Dakota
                                                                                           Louisiana           Wisconsin
                                                                                           Michigan            Wyoming
                  Specialty Retailers, Inc.(NV)                    Nevada                                None
                  SRI Receivables Purchase
                  Co., Inc.                                        Delaware                              None

                  SRI Unrestricted Sub, Inc.                       Delaware                              None

                                   SCHEDULE D

              EXECUTIVE OFFICERS AND DIRECTORS SUBJECT TO LOCK UP